RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2022
Related Party Transactions
RELATED PARTY TRANSACTIONS

25. RELATED PARTY TRANSACTIONS

Balances and transactions between the company and its subsidiaries, which are related parties, have been eliminated on consolidation and are not disclosed in this note. The Company’s key management personnel are comprised of the CEO, the CFO, the CTO, and the CMO, and other members of the executive team. Executive officers participate in the Company’s Amended and Restated Omnibus Incentive Plan (see Note 13.A). Directors and officers of the Company control approximately 37.70% of the voting shares of the Company. The remuneration of key management personnel and directors of the Company who are part of related parties is set out below (in thousands):

	For the Year Ended
	December 31, 2022	December 31, 2021
Salaries and Benefits	2,435	1,476
Stock-Based Compensation	2,164	2,412
Consultancy	-	270
Compensation Expenses for Related Parties	4,599	4,158